                                  SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission  Only
    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Northway Financial, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    [X] No fee required

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
    (5) Total Fee Paid:
--------------------------------------------------------------------------------
    [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
    [ ] Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid:
--------------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
    (3) Filing Party:
--------------------------------------------------------------------------------
    (4) Date Filed:
--------------------------------------------------------------------------------

[NORTHWAY FINANCIAL LOGO]  NORTHWAY FINANCIAL, INC.

                                                                  April 8, 2002

Dear Stockholder:

         You are cordially invited to attend the Annual Meeting of Stockholders of Northway Financial, Inc., to be held on Tuesday, May 21, 2002 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire 03581.

         At the annual meeting you will be asked to consider and act upon the following:

         (1) to elect three (3) class II directors to serve until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

         (2) to transact such other business as may come properly before the meeting and any adjournments or postponements thereof.

         I, along with the other members of the Board of Directors, look forward to greeting you personally at the Annual Meeting. However, whether or not you plan to attend personally and regardless of the number of shares you own, it is important that your shares be represented. YOU ARE URGED TO PROMPTLY SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED FOR YOUR CONVENIENCE.

         This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend.

                                               Very truly yours,


                                               William J. Woodward
                                               Chairman of the Board











        9 Main Street, Berlin, New Hampshire 03570/Telephone 603-752-1171

[NORTHWAY FINANCIAL LOGO]

                            NORTHWAY FINANCIAL, INC.
                                  9 MAIN STREET
                           BERLIN, NEW HAMPSHIRE 03570
                             TELEPHONE 603-752-1171

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 21, 2002

         NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Stockholders of Northway Financial, Inc. will be held on Tuesday, May 21, 2002 at 2:00 p.m. at The Town and Country Motor Inn, Route 2, Shelburne, New Hampshire 03581 for the following purposes:

         (1) To elect three (3) class II directors to serve until the 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified; and

         (2) To transact such other business as may come properly before the meeting and any adjournments or postponements thereof.

        The foregoing items are more fully described in the Proxy Statement accompanying this Notice.

        The Board of Directors has fixed the close of business on March 22, 2002 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. Only holders of common stock of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

                                             By Order of the Board of Directors


                                             Joseph N. Rozek
                                             Secretary

Berlin, New Hampshire
April 8, 2002

                             YOUR VOTE IS IMPORTANT

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

                            NORTHWAY FINANCIAL, INC.
                                  9 MAIN STREET
                           BERLIN, NEW HAMPSHIRE 03570
                             TELEPHONE 603-752-1171

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON TUESDAY, MAY 21, 2002

      This Proxy Statement and accompanying form of proxy are furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Northway Financial, Inc., a New Hampshire corporation (the "Company"), for use in voting at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 p.m. on May 21, 2002, at The Town and County Motor Inn, Route 2, Shelburne, New Hampshire 03581 and at any postponements or adjournments thereof. This proxy statement and accompanying form of proxy were mailed on or about April 8, 2002 to stockholders of record at the close of business on March 22, 2002 in connection with the solicitation.

         At the close of business on March 22, 2002, there were outstanding and entitled to vote 1,511,324 shares of the Company's common stock, par value of $1.00 per share.

         Each stockholder is entitled to one vote per share upon each matter submitted at the Meeting. Only stockholders of record at the close of business on March 22, 2002 shall be entitled to vote at the Meeting.

         The proxies of holders of common stock are being solicited by the Board of Directors. Stockholders are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed envelope. Shares represented by a properly executed proxy received prior to the vote at the Meeting and not revoked will be voted at the Meeting as directed in the proxy. IF A PROXY IS SUBMITTED AND NO DIRECTIONS ARE GIVEN, THE PROXY WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSALS TO BE CONSIDERED AT THE MEETING.

         A person giving the enclosed proxy may revoke it by filing an instrument of revocation with Joseph N. Rozek, Secretary, Northway Financial, Inc., 9 Main Street, Berlin, New Hampshire 03570. Any such person may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the Meeting in person, notifying the Secretary, and voting by ballot at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Secretary) of a stockholder at the Meeting will not constitute revocation of a previously given proxy.

         The Company will bear the cost of soliciting proxies from the stockholders, including mailing costs, and will pay all printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers, and certain employees of the Company, and by personal interviews, telephone and facsimile. Such directors, officers and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees, and fiduciaries for the forwarding of solicitation material to the beneficial owners of its common stock. The Company may reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

         The presence in person or by proxy of the holders of a majority of the issued and outstanding shares entitled to vote at the Meeting is required to constitute a quorum. Abstentions and "broker non-votes" (as defined below) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter and with respect to which the broker or other nominee does not have discretionary voting power.

         The Company is a New Hampshire corporation and the parent of The Berlin City Bank, a New Hampshire-chartered bank based in Berlin, New Hampshire ("BCB"), and Pemigewasset National Bank, a national bank based in Plymouth, New Hampshire ("PNB").

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

NOMINEES AND DIRECTORS CONTINUING IN OFFICE

         The Company's Board of Directors is currently composed of ten members. The Company's Amended and Restated Articles of Incorporation provide that directors are to be divided into three classes, with all classes as nearly equal as possible in size. Each director is elected for a three-year term and the terms are staggered so that only one class is elected by the stockholders annually.

         At the Meeting, three directors will be elected to serve for a three-year term until the 2005 Annual Meeting, and until their successors are duly elected and qualified. The Board of Directors has nominated for election Stephen G. Boucher, Barry J. Kelley and Randall G. Labnon, all of whom are current members of the Board of Directors. It is the intention of the persons named in the accompanying form of proxy, or their substitutes, to vote for the election of the foregoing nominees unless instructed to the contrary. The Board of Directors believes that all of the nominees will be available and able to serve as directors, but if for any reason any of the nominees named above should not be available or able to serve, the proxies may exercise discretionary authority to vote for one or more substitutes as the Board of Directors may recommend. In the alternative, the Board of Directors may, if permitted by law and the Amended and Restated Articles of Incorporation and Bylaws, amend the Bylaws if necessary and reduce the size of the Board to eliminate the resulting vacancy. The affirmative vote of a plurality of the votes cast is required for the election of directors. Abstentions and broker non-votes will not be counted as "votes cast" for purposes of electing directors and, therefore, will not affect the election of the directors.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR OF THE COMPANY.

INFORMATION CONCERNING DIRECTORS AND NOMINEES

         The following table sets forth the name and age, other positions held with the Company, term of office and period served, business experience, and certain other information, as of March 22, 2002, with respect to each nominee and each director continuing in office. The information was provided by the persons named.

                                                                                Shares of
                                                                                Common Stock       Percent
                                                                Term            Beneficially       of Common
                                                  Director      To              Owned at           Stock
Name                                    Age       Since         Expire          Mar. 22, 2002(1)   Ownership(1)
--------------------------------------------------------------------------------------------------------------
                                             NOMINEES OF THE BOARD
Boucher, Stephen G.                     55        1999          2005                 250              ****
   President, Airmar
   Technology Corp.

Kelley, Barry J.                        52        1997          2005              40,984 (2)        2.71 %
   President, White
   Mountain Lumber, Co.

Labnon, Randall, G.                     48        1997          2005               3,072              ****
   General Manager,
   Town & Country Motor Inn

                                         DIRECTORS CONTINUING IN OFFICE

Bornstein, Peter H.                     47        1997          2003               4,240 (3)          ****
   Attorney and Partner, Bergeron
   Hanson, Bornstein & Carlson

Clifford, Jr., Charles H.               66        1997          2003               2,500              ****
   Retired Businessman

Morris, John D.                         71        1997          2003               7,036              ****
   Retired Businessman

Adams, Fletcher W.                      65        1997          2004              54,500 (4)         3.61%
   Vice-Chairman of the Board,
   Northway Financial, Inc.;
   Chairman of the Board, President,
   Pemigewasset National Bank

Hanson, Jr., Arnold P.                  52        1997          2004              19,312 (5)         1.28%
   President, Isaacson Structural
   Steel, Inc.

Noyes, John H.                          55        1997          2004              12,185              ****
   President, Noyes Insurance
   Agency, Inc.; President,
   Central Square Insurance, Inc.

Woodward, William J.                    56        1997          2004              84,838             5.61%
    Chairman of the Board,
    President, Chief Executive
    Officer, Northway Financial,
    Inc. and The Berlin City Bank

**** Owns less than 1% of the Company's outstanding common stock.
 (1) Included in the shares listed as "beneficially owned" and in the calculation of common stock ownership are the following shares which the persons listed have the right to acquire prior to the expiration date shown pursuant to vested stock options granted under the 1999 stock option and grant plan - Mr. Woodward (7,500 prior to June 15, 2009 and 4,250 prior to October 17, 2010) and Mr. Adams (3,500 prior to June 15, 2009).
 (2) Includes 32,516 shares owned jointly with spouse and 2,900 shares owned by spouse for which Mr. Kelley may be deemed the beneficial owner.
 (3) Includes 2,480 shares owned jointly with spouse, 320 shares owned by spouse for which Mr. Bornstein may be deemed the beneficial owner,12 shares owned jointly with son and 1,056 shares held in an account for which
     Mr. Bornstein is the conservator.
 (4) Includes 23,000 shares held in a trust for which Mr. Adams serves as trustee.
 (5) Includes 19,000 shares held in a trust for which Mr. Hanson serves as trustee and 312 shares owned jointly with spouse.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company held thirteen (13) meetings during the calendar year ended December 31, 2001.

     Directors of the Company are paid an annual fee of $10,000 and directors who also serve on the Executive Committee receive an additional annual fee of $12,000. Directors who are officers of the Company do not receive any of these fees with the exception of Mr. Adams, who receives an annual fee in lieu of salary of $32,000.

     The following sets forth the members of each of the standing committees of the Board of Directors together with a brief description of the function of each such committee.

                               EXECUTIVE COMMITTEE

MEMBERS:           William J. Woodward, Chairman; Fletcher W. Adams, John D.
                   Morris; and John H. Noyes

FUNCTION:          The Executive Committee generally has the authority to
                   exercise the power of the full Board during intervals between meetings of the Board.

NUMBER OF
MEETINGS:          This Committee meets on a weekly basis.

                         AUDIT AND COMPLIANCE COMMITTEE

MEMBERS:           Arnold P. Hanson, Jr., Chairman; Stephen G. Boucher; Barry J.
                   Kelley; and John H. Noyes.

FUNCTION:          This Committee oversees the activities of the Company's
                   Internal Auditor, its independent certified public accounting firm, and activities of other accounting firms used on a project basis. This Committee also reviews the results of each regulatory examination. The Committee also provides oversight for all compliance activities of the Company, including those of the Corporate Compliance Officer. The
                   Audit and Compliance Committee operates under a written charter adopted by the Board of Directors of the Company.

NUMBER OF
MEETINGS:          This Committee met five (5) times during the 2001 fiscal
                   year.

                   HUMAN RESOURCES AND COMPENSATION COMMITTEE

MEMBERS:           Stephen G. Boucher, Chairman; Arnold P. Hanson, Jr.; Randall
                   G. Labnon; and John H. Noyes.

FUNCTION:          This Committee conducts annual and periodic reviews of
                   director, officer, and employee compensation in order to
                   ensure that the Company has the programs necessary to attract and retain competent professionals at all levels.
NUMBER OF
MEETINGS:          This Committee met twice (2) during the 2001 fiscal year.

                              NOMINATING COMMITTEE

MEMBERS: The full Board of Directors serves as the Nominating Committee of the Company.

FUNCTION:          This Committee selects nominees for election as directors of the Company. This Committee nominated the persons standing for election at the 2002 Annual Meeting. The Committee will consider director nominees recommended by Stockholders. See
                   Stockholder Proposals on page 14 for more information.

NUMBER OF
MEETINGS:          The Board of Directors meets monthly and, as appropriate,
                   discusses nominations.

EXECUTIVE OFFICERS

     The following sets forth information regarding the executive and key officers of the Company and/or its subsidiaries, the position or office held by each of them, and the date from which they have continually served as executive officers.
                                                                    Executive
                                                                     Officer
Name                                                    Age            Since
-----------------------------------------------------------------------------
William J. Woodward                                      56             1989
  Chairman, President, and Chief Executive
  Officer Northway Financial, Inc. and The
  Berlin City Bank

Fletcher W. Adams                                         65            1990
  Vice Chairman, Northway Financial, Inc.;
  Chairman of the Board and President,
  Pemigewasset National Bank

Lawrence J. Bessinger                                     57            1999
  Senior Vice President, Northway Financial,
  Inc.

James R. Brannen                                          41            1999
  Senior Vice President, Northway Financial,
  Inc.

Richard T. Brunelle                                       60            1996
  Senior Vice President, The Berlin City Bank and Pemigewasset National Bank

John H. Stratton, Jr.                                     56            1990
  Senior Vice President, The Berlin City Bank

Robert I. Walker                                          63            1999
  Senior Vice President, Pemigewasset National
  Bank

Richard P. Orsillo                                        52            2001
  Vice President and Corporate Controller,
  Northway Financial, Inc., The Berlin City
  Bank and Pemigewasset National Bank

     William J. Woodward has served as Chairman of the Board of Directors, President and Chief Executive Officer of the Company since 1997. In addition, he has served as President and Chief Executive Officer of BCB since 1994 and has served as Chairman of the Board of Directors of BCB since 1989. He became a Director of BCB in 1975. He has served as a director of PNB since 1997.

     Fletcher W. Adams has served as Vice Chairman of the Board of Directors of the Company since 1997. He has also served as Chairman of the Board of PNB since February 1999. In addition, he served as President and Chief Executive Officer of PNB from January 1990 until February 1999. In July 2000, he resumed the position of President of PNB.

     Lawrence J. Bessinger has served as Senior Vice President of the Company since July 1999 and is responsible for the technology and deposit services banking divisions. Prior to this promotion, Mr. Bessinger had served as Vice President-Chief Information Officer for BCB since 1990.

     James R. Brannen has served as Senior Vice President of the Company since July 1999 and is responsible for retail lending and the loan operations division. From November 1993 until July 1999, Mr. Brannen served as Vice President of Retail Loan Operations for BCB.

     Richard T. Brunelle has served as Senior Vice President of BCB since April 1996 and PNB since 2001 and is responsible for the commercial lending division. From 1991 until his promotion, Mr. Brunelle served BCB as Vice President and Senior Commercial Lender.

     John H. Stratton, Jr. has served as Senior Vice President of BCB since 1990 and is responsible for the retail banking division.

     Robert I. Walker has served as Senior Vice President of PNB since June 1999 and is responsible for the retail and marketing divisions. Prior to joining PNB, Mr. Walker served as Senior Vice President of Vermont National Bank from 1998 to 1999. From 1996 to 1998 Mr. Walker served as Director of Marketing and Retail Banking for Community Bankshares, Inc. From 1992 to 1996 he served as Regional Manager and Branch Administrator for First New Hampshire Bank.

     Richard P. Orsillo has served as Vice President and Corporate Controller of the Company, BCB and PNB since December 1998. Prior to joining the Company he served as Senior Vice President and Chief Financial Officer of Elmira Savings Bank, FSB from March 1996 through December 1998.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth, as of March 22, 2002, the beneficial ownership of common stock by (i) each of the executive officers named under "Executive Compensation" below (other than Mr. Woodward), and (ii) all directors and executive officers as a group. See "Information Concerning Directors and Nominees" above for the beneficial ownership of common stock by Messrs. Woodward and Adams and other directors of the Company. As of March 22, 2002, no person owned beneficially more than 5% of the Company's outstanding common stock except for Mr. Woodward.

                        Shares of Common               Percent of Shares of
Name                    Stock Beneficially Owned(1)    Common Stock Ownership(1)
--------------------------------------------------------------------------------
Lawrence J. Bessinger          2,750                             ****

James R. Brannen               2,930                             ****

Richard T. Brunelle            3,550                             ****

John H. Stratton, Jr.          4,932                             ****

Directors and executive        244,456                           16.17%
  officers as a group
  (16 persons)

**** Owns less than 1% of the Company's common stock.
 (1) Included in the shares listed as "beneficially owned" and in the calculation of common stock ownership are the following shares which the persons listed have the right to acquire prior to the expiration date shown pursuant to vested stock options granted under the 1999 stock option and grant plan - Mr. Bessinger (1,500 prior to June 15, 2009 and 1,250 prior to October 17, 2010), Mr. Brannen (1,500 prior to June 15, 2009 and 1,250 prior to October 17, 2010), Mr. Brunelle (2,000 prior to June 15, 2009 and 1,500 prior to October 17, 2010) and Mr. Stratton (2,000 prior to June 15, 2009 and 1,500 prior to October 17, 2010).

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation for services rendered in all capacities to the Company during the fiscal years ended December 31, 2001, 2000, and 1999, of those persons who were, at December 31, 2001: (i) the chief executive officer of the Company and (ii) the other executive officers of the Company whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

                                                    SUMMARY COMPENSATION TABLE

                                                        Annual  Compensation                   Long-Term Compensation
                                            ---------------------------------------------      ------------------
                                                                          Other Annual(1)      Securities Underlying     Other(2)
Name and Principal Position        Year        Salary        Bonus        Compensation            Options/SARs (#)     Compensation
-----------------------------------------------------------------------------------------------------------------------------------
William J. Woodward                2001       $250,000      $ 28,210        $  2,855                  2,125              $9,840
   Chairman, President and         2000        240,000        41,500           2,750                  2,125               5,536
   Chief Executive Officer         1999        225,000        39,921           2,461                  7,500               3,375

George L. Fredette                 2001        122,000         2,440           1,220                    875               2,346
   Senior Vice President and       2000        120,923         2,365           1,182                    875               2,344
   Chief Financial Officer         1999         95,830        16,381          24,390                  3,000                 863

Lawrence J. Bessinger              2001         98,923         5,935             989                    625               1,978
   Senior Vice President           2000         91,166         6,382             912                    625               1,823
                                   1999         76,957         4,617             769                  1,500               1,145

James R. Brannen                   2001        101,539         6,092           1,015                    625               2,031
   Senior Vice President           2000         90,000         6,300             900                    625               1,800
                                   1999         78,505         4,710             785                  1,500               1,215

Richard T. Brunelle                2001        112,923         6,775           1,129                    750               2,122
   Senior Vice President           2000        107,250         7,507           1,073                    750               2,063
   Berlin City Bank                1999        101,255         6,249           1,041                  2,000               1,515

John H. Stratton, Jr               2001        113,558         6,813           1,136                    750               2,271
   Senior Vice President           2000        111,616         7,813           1,116                    750               2,232
   Berlin City Bank                1999        104,330         6,020           1,003                  2,000               1,504

(1) The compensation reported in this column for 2001 is comprised of amounts allocated to the accounts of the Named Executive
    Officers in connection with the Company's Profit Sharing Plan.

(2) The compensation reported in this column for 2001 is composed of: (a) the following employer matching contributions allocated to the accounts of the Named Executive Officers in connection with the Company's 401(k) Plan: Mr. Woodward - $3,400; Mr.
    Fredette - $2,346; Mr. Bessinger - $1,978; Mr. Brannen - $2,031; Mr. Brunelle - $2,122; and Mr. Stratton - $2,271; and (b)
    with respect to Mr. Woodward, $6,440 which represents imputed income to Mr. Woodward associated with the term portion of a split dollar life insurance arrangement.

               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

     The following table shows stock option exercises by the Named Executive Officers during the fiscal year ended December 31, 2001. In addition, this table includes the number of shares covered by both exercisable and unexercisable options as of December 31, 2001. Also reported are the values for "in-the money" options, which represent the positive spread between the exercise price of any such existing options and the year-end closing price of the Company's common stock.

                                                             Number of Securities     Value of Unexercised
                                                             Underlying Unexercised   In-the-Money Options/
                                                             Options/SARs at FY-      SARs at FY-End ($)
                  Shares Acquired   Value Realized(1)        End(#) Exercisable/       Exercisable/
Name              On Exercise (#)              ($)           Unexercisable             Unexercisable(1)
-------------------------------------------------------------------------------------------------------------
William J. Woodward      0                     0              11,750/4,250            22,844/22,844
George L. Fredette       0                     0               4,750/1,750             9,406/ 9,406
Richard T. Brunelle      0                     0               3,500/1,500             8,063/ 8,063
John H. Stratton, Jr.    0                     0               3,500/1,500             8,063/ 8,063

(1) Calculated using a market price of $28.00 per share.

STOCK PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return on the Company's common stock (assuming $100 was invested on September 30, 1997, the date when the Company's common stock became publicly traded, and all dividends were reinvested) against (i) the cumulative total return of the S&P Composite 500 Stock Index, and (ii) the NASDAQ Bank Stock Index.


                    9/30/97   12/31/97  12/31/98   12/31/99   12/31/00  12/31/01
NWFI                $100.00   $103.33   $ 90.83    $ 86.67   $  78.33   $ 93.33
S&P 500              100.00    102.44    129.76     155.10     139.38    121.20
NASDAQ Bank Stocks   100.00    109.97     97.03      89.28     102.38    112.70

EMPLOYMENT CONTRACTS

     Mr. Woodward has entered into an employment agreement with the Company. Pursuant to the employment agreement, he provides ongoing services to the Company on a full-time basis for a period of three years. This term is automatically renewed for a one year period commencing on each anniversary of the agreement unless either he or the Company gives written notice to the other electing not to extend the term. The employment agreement provides for annual base salaries that are subject to increase from time to time in the discretion of the Board of Directors. The employment agreement also provides that he is entitled to participate in any incentive or bonus program established by the Board of Directors, as well as other employee benefit plans which the Company may from time to time have in effect for all or most of its senior executives.

     In addition to certain confidentiality and non-compete provisions, the agreement provides that if an executive is terminated from full-time employment with the Company without cause prior to the end of the respective term, then he will be entitled to receive his base salary at the rate then in effect and certain group health benefits for the remainder of such term (the "Termination Benefits Period"); provided, that in the event such executive commences any employment or self-employment during the Termination Benefits Period, the remaining amount of base salary due, for the period from the commencement of such employment or self-employment to the end of the Termination Benefit Period, will be reduced by one-half of the salary such executive receives from such employment or self-employment. In addition, if such executive receives benefits from such employment or self-employment comparable to those benefits provided by the Company, the continuation of group health benefits shall cease effective as of the date of commencement of such employment or self-employment.

     The employment agreement also provides for termination benefits if the executives' employment with the Company is terminated under certain circumstances following a "change of control." If within 18 months following a change of control, such executive's employment is terminated by the Company or its successor or by such executive following the occurrence of certain adverse actions taken with respect to such executive's employment, or if such executive's employment is terminated without cause, the Company must, in lieu of any other termination benefits described above, pay to such executive (or such executive's estate, if applicable) a lump-sum payment equal to 2.99 times such executive's "base amount" (within the meaning of section 280G of the Internal Revenue Code of 1986, as amended).

KEY EMPLOYEE AGREEMENTS

         The Company and its subsidiaries have entered into Key Employee agreements with certain officers. These agreements provide for payments, under certain circumstances, to the officer upon the officer's termination after a change in control. The amount of such payments is set forth in their individual key employee agreements.

PENSION PLANS

     The Company maintains a noncontributory defined benefit pension plan covering all full-time and part-time employees who work at least 1,000 hours, have completed one year of service and have attained the age of 21. Vesting will occur after 5 years, and age 65 will be the normal retirement age. Early retirement may be taken, however, after age 55.

     The following table illustrates estimated annual pension benefits for retirement at age 65 under the most advantageous plan provisions available for the various levels of compensation and years of service, limited to 30. The figures in this table are calculated based on (1) 1.00% of the final 5 years average total W-2 earnings plus (2) 0.65% of compensation in excess of covered compensation times (3) the number of years of service. Covered compensation for the purpose of this calculation is currently $39,444.

  AVERAGE
COMPENSATION                             YEARS OF SERVICE
--------------------------------------------------------------------------------
                15              20              25            30            35
--------------------------------------------------------------------------------
  $125,000    27,092          36,122          45,153        54,183        54,183
  $150,000    33,279          44,372          55,465        66,558        66,558
  $170,000    38,229          50,972          63,715        76,458        76,458
  $175,000    39,467          52,622          65,778        78,933        78,933
  $200,000    45,654          60,872          76,090        91,308        91,308
  $225,000    45,654          60,872          76,090        91,308        91,308
  $250,000    45,654          60,872          76,090        91,308        91,308

     The compensation used to determine retirement benefits under the pension plan is calculated on the same basis as compensation set forth in the Summary Compensation Table. Benefits payable under the plan are not offset by social security benefits. The officers named in the Summary Compensation Table have been credited with the following years of service for the purpose of determining their retirement benefits: Mr. Woodward, four years; Mr. Bessinger, twenty-five years; Mr. Brannen, eighteen years; Mr. Brunelle, eleven years; and Mr. Stratton, twelve years.

REPORT OF THE AUDIT AND COMPLIANCE COMMITTEE

     The Board of Directors has established an Audit and Compliance Committee, whose members during 2001 were Arnold P. Hanson, Jr., Chairman; Stephen G. Boucher; Barry J. Kelly; and John H. Noyes. The Board of Directors has determined that the members of the Audit and Compliance Committee are "independent" under the rules of the Nasdaq Stock Market.

     During 2001, the Audit and Compliance Committee reviewed and discussed the audited financial statements with the Company's management and discussed with Shatswell, MacLeod & Company, P.C., the Company's independent auditors, the matters required to be discussed by SAS No. 61 (Communication with Audit Committees) as amended by SAS No. 90 (Audit Committee Communications).

     In addition, the Audit and Compliance Committee has also received from the independent auditors the written disclosures and the letter required by the Independence Standards Board Standards No. 1 (Independence Discussions with the Audit Committee) and has discussed with the auditors their independence and received from the auditors disclosures regarding their independence.

     The Audit and Compliance Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, based on its review and the discussions described above.

     During the year ended December 31, 2001, the Company paid the following fees to Shatswell, MacLeod & Company, P.C., the Company's principal accountants:

                        FEES PAID TO INDEPENDENT AUDITORS
Audit Fees                                                             $92,000

Financial Information Systems Design and Implementation Fees              None

All Other Fees ($12,500 for tax preparation; $5,000 for
certification of the retirement plan; and $8,500 for assistance
in the preparation of a disaster recovery plan)                        $26,000

     When considering the auditors' independence, the Company's Audit and Compliance Committee considered and concluded that the provision of the non-audit services above is compatible with maintaining the auditor's independence.

     Submitted by the members of the Audit and Compliance Committee.
        Arnold P. Hanson, Jr., Chairman
        Stephen G. Boucher
        Barry J. Kelley
        John H. Noyes

REPORT OF THE HUMAN RESOURCES AND COMPENSATION COMMITTEE ON EXECUTIVE
COMPENSATION

GENERAL POLICIES

     The Human Resources and Compensation Committee is comprised of four outside Directors. The Human Resources and Compensation Committee's responsibility is to set policy and oversee the administration of the Company's compensation and benefits. Working with an outside bank compensation consultant, the committee recommends the approval of the salary program for the entire organization. It also oversees the compensation of the Chief Executive Officer ("CEO") and certain other senior officers.

     The base salary of these senior executive officers is set at an amount within an established salary range that reflects the executive's position, duties and level of responsibility. The salary range consists of minimum and maximum levels distributed around an average of base salaries paid to executives who hold substantially similar positions within a selected peer group. Any bonuses are designed to reward executives for performance and are based primarily on the Company's financial results.

CEO COMPENSATION

     In connection with Mr. Woodward's employment agreement described above, the Company engaged a bank compensation consultant to act as its advisor in the matter of executive compensation. This consultant specializes in compensation matters for New England financial institutions and maintains an extensive data base for banks in various asset size groups.

     Using a variety of established surveys concerning bank salaries, the Company's consultant recommended a competitive salary range for Mr. Woodward. In connection with Mr. Woodward's employment agreement, the consultant's recommendation was subsequently approved by the Board.

     Submitted by the members of the Human Resources and Compensation Committee.
         Stephen G. Boucher, Chairman
         Arnold P. Hanson, Jr.
         Randall G. Labnon
         John H. Noyes

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has, during its ordinary course of business, made loans to directors and executive officers. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company has had (and expects to have in the future) banking transactions with directors, executive officers, principal stockholders, and their associates on the same terms (including interest rates and collateral on loans) as those prevailing at the same time for comparable transactions with others, and do not involve more than the normal risk of collectibility or present other unfavorable features.

     The largest aggregate amount of such extensions of credit to directors, executive officers, principal stockholders, and their associates during the period of January 1, 2001 through December 31, 2001 was $1,085,028. The aggregate amount owing to the Company from such individuals on December 31, 2001 was $822,251, or 1.90% of stockholders' equity. As mentioned above, these loans were made on the same terms for comparable transactions with others.

     There were no executive officers or directors whose direct or indirect liability to the Company exceeded 10% of stockholders' equity at any time during the year.

     During 2001 the Company received no services from directors and their affiliated business or professional entities, which either totaled $60,000 or represented more than 5% of gross revenue of the Company or such affiliated entity.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Shatswell, MacLeod & Company, P.C. was the Company's independent auditing firm for 2001. Representatives of Shatswell, MacLeod & Company, P.C. are expected to be present at the meeting to respond to stockholders' questions and will have the opportunity to make a statement if they so desire. The firm of Shatswell, MacLeod & Company, P.C. has served as the Company's independent auditing firm since September 30, 1997.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and Regulations of the Securities and Exchange Commissions (the "SEC"), the Company's executive officers and directors must file reports of ownership and changes in ownership with the SEC and the Nasdaq Stock Market, Inc. and furnish the Company with copies of all Section 16(a) reports they file. Each of the following individuals failed to file Form 4s with respect to transactions in Northway's common stock on a timely basis: Barry J. Kelley, Director, one occasion representing one transaction and John D. Morris, Director, three occasions representing three transactions. Form 4s relating to each of the foregoing transactions were subsequently filed.


                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

                                  MISCELLANEOUS

     A copy of the Company's Annual Report to Stockholders, including financial statements has been mailed to all stockholders of record as of the close of business on March 22, 2002. Any stockholder who has not received a copy of such Annual Report or would like to obtain a copy of the Company's Annual Report on Form 10-K may do so by writing Richard P. Orsillo, Vice President & Corporate Controller, c/o Northway Financial, Inc., 9 Main Street, Berlin, NH 03570. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

                              STOCKHOLDER PROPOSALS

     The Company's By-Laws provide that any director nominations and new business proposals intended to be submitted by stockholders in connection with an Annual Meeting of Stockholders must be filed, delivered to, or mailed to and received by, the Company at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the "Anniversary Date") or, in other words, no later than March 7, 2003 and no earlier than January 21, 2003; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Company at its principal executive office not later than the close of business on the later of (1) the 75th day prior to the scheduled date of such Annual Meeting and (2) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Company. Any proposal should be sent to, and a copy of the applicable Bylaw provisions may be obtained, without charge, upon written request to, Joseph N. Rozek, Secretary, of the Company at its principal executive office in Berlin, New Hampshire. The proposal must also comply with the other requirements of the Company's Bylaws. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

     In addition to the foregoing, in accordance with the rules of the SEC, any proposal that a stockholder intends to present at the annual meeting of stockholders in 2003 must be received by the Company not less than 120 days prior to the anniversary date of the immediately preceding proxy statement, or December 9, 2002, to be eligible for inclusion in the proxy statement and form of proxy relating to such meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy.

                                             By Order of the Board of Directors

                                             Joseph N. Rozek
                                             Secretary

Berlin, New Hampshire
April 8, 2002

                                   DETACH HERE                           ZNWF12

                                     PROXY

                            NORTHWAY FINANCIAL, INC.

                  9 MAIN STREET, BERLIN, NEW HAMPSHIRE 03570
                             PROXY FOR COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints William J. Woodward and Fletcher W. Adams, and each of them, proxies with full power of substitution to vote for and on behalf of the undersigned at the Annual Meeting of Stockholders of Northway Financial, Inc. ("Northway"), to be held at the Town & Country Motor Inn, Route 2, Shelburne, New Hampshire, on May 21, 2002 at 2:00 p.m., and at any adjournment or postponements thereof, hereby granting full power and authority to act on behalf of the undersigned at said meeting or any adjournment or postponement thereof. The undersigned revokes any proxy previously given in connection with such meeting and acknowledges receipt of Notice of the Annual Meeting of Stockholders and Northway's 2001 Annual Report to Stockholders.

-----------                                                         -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                      SEE REVERSE SIDE                          SIDE
-----------                                                         -----------

NORTHWAY FINANCIAL, INC.
    C/O EQUISERVE
    P.O. BOX 43068
    PROVIDENCE, RI 02940




                                                      DETACH HERE                                               ZNWF11

    PLEASE MARK
[X] VOTES AS IN
    THIS EXAMPLE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO
INSTRUCTIONS ARE INDICATED, THE UNDERSIGNED'S VOTES WILL BE CAST "FOR" EACH OF SUCH MATTERS. PLEASE SIGN AND RETURN
PROMPTLY IN THE ENCLOSED ENVELOPE.

1. Proposal to elect (01) Stephen G. Boucher, (02)                     Such other business as may properly come before
   Barry J. Kelley and (03) Randall G. Labnon for                      the meeting or any adjournments or postponements
   a three year term to continue until the 2005                        thereof.
   Annual Meeting of Stockholders, and until the
   successor of each is duly elected and
   qualified.


                 FOR                          WITHHELD
                 ALL     [ ]              [ ] FROM ALL
               NOMINEES                       NOMINEES



            [ ] ----------------------------------

            For all nominees except as noted above


                                                                       MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT.   [ ]

                                                                       For joint accounts, each owner should sign.
                                                                       Executors, administrators, trustees, corporate
                                                                       officers and others acting in a representative
                                                                       capacity should give full title or authority.

Signature:                                Date:                 Signature:                               Date:
           --------------------------           ------------              --------------------------           -----------